EXHIBIT 24

                              POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Patrick B. Frost, Richard W. Evans, Jr. and Phillip D. Green, and each of them, his true and lawful attorneys-in-fact and agents, and with power of substitution and resubstitution, for him and in his name, place and stead, and in any and all capacities, to sign the Annual Report on Form 10-K of Cullen/Frost Bankers, Inc. for the fiscal year ended December 31, 1997, to sign any and all amendments thereto, and to file such Annual Report and amendments, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Signatures                          Title                             Date

/s/ T.C. FROST
----------------------        Senior Chairman of the Board      January 27, 1998
(T.C. Frost)
and Director

/s/RICHARD W. EVANS, Jr
----------------------        Chairman of the Board             January 27, 1998
(Richard W. Evans, Jr.)       and Director

/s/Isaac Arnold, Jr.
----------------------        Director                          January 27, 1998
(Isaac Arnold, Jr.)

/s/ROYCE S. CALDWELL
----------------------        Director                          January 27, 1998
(Royce S. Caldwell)

/s/RUBEN R. CARDENAS
----------------------        Director                          January 27, 1998
(Ruben R. Cardenas)


/s/HENRY E. CATTO
----------------------        Director                          January 27, 1998
(Henry E. Catto)


/s/BOB W. COLEMAN
----------------------        Director                          January 27, 1998
(Bob W. Coleman)


/s/HARRY H. CULLEN
----------------------        Director                          January 27, 1998
(Harry H. Cullen)



----------------------        Director                          January 27, 1998
(Roy H. Cullen)


/s/EUGENE H. DAWSON, SR.
----------------------        Director                          January 27, 1998
(Eugene H. Dawson, Sr.)


/s/RUBEN M. ESCOBEDO
----------------------        Director                          January 27, 1998
(Ruben M. Escobedo)

Signatures                          Title                             Date

/s/W.N. FINNEGAN III
----------------------        Director                          January 27, 1998
(W.N. Finnegan III)


/s/PATRICK B. FROST
----------------------        Director                          January 27, 1998
(Patrick B. Frost)


/s/JOE FULTON
----------------------        Director                          January 27, 1998
(Joe Fulton)


/s/JAMES W. GORMAN, JR.
----------------------        Director                          January 27, 1998
(James W. Gorman, Jr.)


/s/JAMES L. HAYNE
----------------------        Director                          January 27, 1998
(James L. Hayne)


/s/RICHARD M. KLEBERG, III
----------------------        Director                          January 27, 1998
(Richard M. Kleberg, III)


/s/ROBERT S. McCLANE
----------------------        Director                          January 27, 1998
(Robert S. McClane)


/s/IDA CLEMENT STEEN
----------------------        Director                          January 27, 1998
(Ida Clement Steen)


/s/CURTIS VAUGHAN, JR.
----------------------        Director                          January 27, 1998
(Curtis Vaughan, Jr.)


/s/HORACE WILKINS
----------------------        Director                          January 27, 1998
(Horace Wilkins)


/s/MARY BETH WILLIAMSON
----------------------        Director                          January 27, 1998
(Mary Beth Williamson)


/s/ Phillip D. Green
-----------------------       Executive Vice President          January 27, 1998
(Phillip D. Green)            and Chief Financial Officer